SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2001

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                     0-26483                  94-3236309
(State or other jurisdiction         (Commission            (I.R.S. Employer of
incorporation or organization)       File Number)         Identification Number)



             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000




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Item 5. Other Events.

On September 19, 2001, VaxGen, Inc. ("Company") announced that Lance K. Gordon, Ph.D., had been appointed Chief Executive Officer of the Company.

The press release announcing such appointment is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.


     EXHIBIT       DESCRIPTION

     99.1          Press Release issued September 19, 2001.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VaxGen, Inc.
                                             (Registrant)

Dated: September 21, 2001                    By: /s/ Carter A. Lee
                                                 -----------------------
                                                 Carter A. Lee
                                                 Senior Vice President
                                                 Finance & Administration




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                                  EXHIBIT INDEX


     EXHIBIT NO.   DESCRIPTION
     -----------   -----------
     99.1          Press Release issued September 19, 2001.